UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2024

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Kansas Avenue,	Topeka	Kansas	66603
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFFN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
On January 23, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Capitol Federal Financial, Inc. (the “Company”), after conducting a request for proposal process, approved the appointment of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2024, and related interim periods, subject to completion of KPMG’s standard client acceptance procedures and execution of an engagement letter.

In connection with its selection of KPMG, on January 23, 2024, the Audit Committee also approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective as of the date of Deloitte’s completion of its services to the Company for the fiscal quarter ended December 31, 2023.

During the Company’s two most recent fiscal years ended September 30, 2023 and 2022, and the subsequent interim period through January 23, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2023 and 2022.

During the Company’s two most recent fiscal years ended September 30, 2023 and 2022, and the subsequent interim period through January 23, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Deloitte’s reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended September 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Deloitte with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Company requested that Deloitte furnish it with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by the Company regarding Deloitte in this Report and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter dated January 26, 2024 to the SEC is filed as Exhibit 16.1 to this Report.

In addition, during the Company’s two most recent fiscal years ended September 30, 2023 and 2022, and the subsequent interim period through January 23, 2024, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any matter that would require disclosure under Item 304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 16.1 – Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated January 26, 2024
Exhibit 104 – Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 23, 2024	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer